UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2020

NAVSIGHT HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39493	85-1276957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12020 Sunrise Valley Drive

Suite 100

Reston, Virginia 20191

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (571) 500-2236

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of Each Exchange on Which Registered

Units, each consisting of one share of Class A Common Stock and one-half of one Warrant	NSH.U	The New York Stock Exchange

Class A Common Stock, par value $0.0001 per share	NSH	The New York Stock Exchange

Warrants, each whole Warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	NSH WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On September 14, 2020, NavSight Holdings, Inc. (the “Company”) consummated its initial public offering (the “IPO”) of 23,000,000 units (the “Units”), including the issuance of 3,000,000 Units as a result of the underwriter’s exercise of its over-allotment option. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (a “Class A Common Share”), and one-half of one redeemable warrant of the Company. Each whole warrant entitles the holder thereof to purchase one Class A Common Share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $230,000,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 6,600,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant, to the Company’s sponsor, Six4 Holdings, LLC (the “Sponsor”), generating gross proceeds to the Company of $6,600,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO except that, so long as they are held by the Sponsor or its permitted transferees: (1) they will not be redeemable by the Company; (2) they (including the Class A Common Shares issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by the Sponsor until 30 days after the completion of the Company’s initial business combination; (3) they may be exercised by the holders on a cashless basis; and (4) they (including the Class A Common Shares issuable upon exercise of these warrants) are entitled to registration rights.

A total of $230,000,000, comprised of net proceeds from the IPO and a portion of the sale of the Private Placement Warrants, were placed in a U.S.-based trust account at Bank of America Corporation, maintained by American Stock Transfer & Trust Company, LLC, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any, the funds held in the trust account will not be released from the trust account until the earliest to occur of: (1) the completion of the Company’s initial business combination; (2) the redemption of any public shares properly tendered in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial business combination or to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity; and (3) the redemption of all of the Company’s public shares if the Company has not completed its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

In connection with the IPO, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Company registration statement (File No. 333-240100):

•	Underwriting Agreement, dated September 9, 2020, between the Company and Credit Suisse Securities (USA) LLC.
•	Amended and Restated Certificate of Incorporation.
•	Warrant Agreement, dated September 9, 2020, between American Stock Transfer & Trust Company, LLC and the Company.
•	Opinion of Venable LLP, Counsel to the Company.
•	Registration Rights Agreement, dated September 9, 2020, among the Company and certain security holders.
•	Investment Management Trust Agreement, dated September 9, 2020, between American Stock Transfer & Trust Company, LLC and the Company.
•	Private Placement Warrants Purchase Agreement, dated September 9, 2020, between the Company and the Sponsor.
•	Administrative Services Agreement, dated September 9, 2020, between the Company and the Sponsor.
•	Indemnity Agreement, dated September 9, 2020, between the Company and Robert Coleman.
•	Indemnity Agreement, dated September 9, 2020, between the Company and Jack Pearlstein.
•	Indemnity Agreement, dated September 9, 2020, between the Company and Gilman Louie.
•	Indemnity Agreement, dated September 9, 2020, between the Company and William Crowell.
•	Indemnity Agreement, dated September 9, 2020, between the Company and Henry Crumpton.
•	Letter Agreement, dated September 9, 2020, between the Company and the Sponsor.
•	Letter Agreement, dated September 9, 2020, between the Company and Robert Coleman.
•	Letter Agreement, dated September 9, 2020, between the Company and Jack Pearlstein.
•	Letter Agreement, dated September 9, 2020, between the Company and Gilman Louie.
•	Letter Agreement, dated September 9, 2020, between the Company and William Crowell.
•	Letter Agreement, dated September 9, 2020, between the Company and Henry Crumpton.

On September 14, 2020, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the consummation of the IPO.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated September 9, 2020, between the Company and Credit Suisse Securities (USA) LLC.
3.1	Amended and Restated Certificate of Incorporation.
3.2	Amended and Restated Bylaws.
4.1	Warrant Agreement, dated September 9, 2020, between American Stock Transfer & Trust Company, LLC and the Company
5.1	Opinion of Venable LLP, Counsel to the Company.
10.1	Registration Rights Agreement, dated September 9, 2020, among the Company and certain security holders.
10.2	Investment Management Trust Agreement, dated September 9, 2020, between American Stock Transfer & Trust Company, LLC and the Company.
10.3	Private Placement Warrants Purchase Agreement, dated September 9, 2020, between the Company and the Sponsor.
10.4	Administrative Services Agreement, dated September 9, 2020, between the Company and the Sponsor.
10.5	Indemnity Agreement, dated September 9, 2020, between the Company and Robert Coleman.
10.6	Indemnity Agreement, dated September 9, 2020, between the Company and Jack Pearlstein.
10.7	Indemnity Agreement, dated September 9, 2020, between the Company and Gilman Louie.
10.8	Indemnity Agreement, dated September 9, 2020, between the Company and William Crowell.
10.9	Indemnity Agreement, dated September 9, 2020, between the Company and Henry Crumpton.
10.10	Letter Agreement, dated September 9, 2020, between the Company and the Sponsor.
10.11	Letter Agreement, dated September 9, 2020, between the Company and Robert Coleman.
10.12	Letter Agreement, dated September 9, 2020, between the Company and Jack Pearlstein.
10.13	Letter Agreement, dated September 9, 2020, between the Company and Gilman Louie.
10.14	Letter Agreement, dated September 9, 2020, between the Company and William Crowell.
10.15	Letter Agreement, dated September 9, 2020, between the Company and Henry Crumpton.
14.1	Code of Ethics
23.1	Consent of Venable LLP (included on Exhibit 5.1).
99.1	Press Release, dated September 14, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVSIGHT HOLDINGS, INC.

	By:	/s/ Jack Pearlsetin
		Name:	Jack Pearlstein
		Title:	Chief Financial Officer

Dated: September 14, 2020